Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Six Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Condensed Income Statement
Interest income	$15,429	$15,535	15,945	15,322	15,957	30,964	32,513
Interest expense	1,060	1,163	1,432	1,793	1,959	2,223	4,337
Net interest income	14,369	14,372	14,513	13,529	13,998	28,741	28,176
Provision (credit) for loan losses	(15)	(52)	(151)	976	16	(67)	1,189
Net interest income after provision (credit)	14,384	14,424	14,664	12,553	13,982	28,808	26,987
Non-interest income	4,314	3,465	4,305	4,278	3,319	7,779	7,158
Non-interest expense	12,208	11,492	11,944	11,653	11,116	23,700	22,188
Income before income taxes	6,490	6,397	7,025	5,178	6,185	12,887	11,957
Provision for income taxes	1,200	1,157	1,283	928	1,128	2,357	1,874
Net income	$5,290	$5,240	5,742	4,250	5,057	10,530	10,083
Amort/Accret income on acquired loans	$216	$249	186	181	294	465	961
Amort/Accret expenses on acquired interest-bearing liabilities	$—	$—	1	—	2	—	4
Tax-equivalent net interest income	$14,427	$14,432	14,577	13,594	14,066	28,858	28,319

Per Share Data
Dividends per share	$0.19	$0.19	0.19	0.18	0.18	0.38	0.36
Basic earnings per common share	$0.41	$0.41	0.44	0.33	0.39	0.82	0.78
Diluted earnings per common share	$0.41	$0.41	0.44	0.33	0.39	0.82	0.78
Book value per share	$18.99	$18.66	18.73	18.46	18.27	18.99	18.27
Tangible book value per share	$14.15	$13.87	13.93	13.66	13.47	14.15	13.47
Weighted average common shares outstanding:
Basic	12,743,726	12,794,824	12,852,614	12,937,865	12,940,975	12,769,131	12,933,528
Diluted	12,743,726	12,794,852	12,852,657	12,937,901	12,941,001	12,769,146	12,934,158
Shares outstanding at period end	12,634,845	12,820,108	12,858,325	12,926,686	12,975,879	12,634,845	12,975,879

Selected Financial Ratios
Return on average assets	1.15%	1.20%	1.31%	0.97%	1.19%	1.17%	1.21%
Return on average equity	8.78%	8.80%	9.52%	7.08%	8.63%	8.79%	8.69%
Return on average tangible equity	11.76%	11.81%	12.83%	9.56%	11.74%	11.79%	11.92%
Dividend payout ratio	46.34%	46.34%	43.18%	54.55%	46.15%	46.34%	46.15%
Net interest margin (tax equivalent)	3.51%	3.68%	3.71%	3.47%	3.70%	3.57%	3.81%
Efficiency ratio (tax equivalent)	65.14%	64.21%	63.26%	65.20%	63.94%	64.69%	62.54%

Selected Balance Sheet Items
Cash and cash equivalents	$22,909	$41,144	31,730	24,485	42,736
Debt and equity securities	349,199	276,774	248,624	199,044	194,883

Loans:
Commercial and industrial	$97,240	$107,630	100,254	124,628	125,492
Commercial, secured by real estate	836,085	855,894	843,230	843,943	833,286
Residential real estate	341,447	328,265	309,692	327,689	334,349
Consumer	35,257	35,799	36,917	36,504	32,859
Agricultural	8,765	8,698	10,100	8,920	11,071
Other, including deposit overdrafts	369	346	363	403	283
Deferred net origination fees	(1,398)	(1,531)	(1,135)	(1,927)	(1,902)
Loans, gross	1,317,765	1,335,101	1,299,421	1,340,160	1,335,438
Less allowance for loan losses	5,652	5,679	5,728	5,974	5,016
Loans, net	$1,312,113	$1,329,422	1,293,693	1,334,186	1,330,422

Total earning assets	$1,671,462	$1,634,818	1,562,392	1,547,538	1,554,537
Total assets	1,856,670	1,818,321	1,745,884	1,725,615	1,735,332

	Three Months Ended					Six Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Selected Balance Sheet Items, continued
Total deposits	1,577,345	1,537,116	1,455,423	1,430,394	1,438,921
Short-term borrowings	—	—	—	—	—
Long-term debt	15,000	17,000	22,000	31,999	33,998
Total shareholders’ equity	239,952	239,246	240,825	238,585	237,047
Equity to assets ratio	12.92%	13.16%	13.79%	13.83%	13.66%
Loans to deposits ratio	83.54%	86.86%	89.28%	93.69%	92.81%

Tangible common equity (TCE)	$178,771	$177,805	179,127	176,624	174,823
Tangible common assets (TCA)	1,795,489	1,756,880	1,684,186	1,663,654	1,673,108
TCE/TCA	9.96%	10.12%	10.64%	10.62%	10.45%

Selected Average Balance Sheet Items
Cash and cash equivalents	$45,414	$37,269	49,273	42,661	46,292	41,385	35,712
Debt and equity securities	312,596	260,147	218,816	197,788	182,371	286,517	193,642

Loans	$1,328,760	$1,313,803	1,313,892	1,339,608	1,318,753	1,321,323	1,285,654
Less allowance for loan losses	5,678	5,715	5,920	5,250	4,998	5,696	4,468
Net loans	$1,323,082	$1,308,088	1,307,972	1,334,358	1,313,755	1,315,627	1,281,186

Total earning assets	$1,666,126	$1,589,582	1,561,392	1,558,886	1,528,610	1,628,066	1,495,779
Total assets	1,852,035	1,775,154	1,742,947	1,741,998	1,704,303	1,813,888	1,671,394
Total deposits	1,570,070	1,488,156	1,447,217	1,445,573	1,412,082	1,529,339	1,379,426
Short-term borrowings	716	342	—	—	82	530	749
Long-term debt	15,571	19,689	30,803	33,020	34,964	17,619	36,644
Total shareholders’ equity	241,651	241,517	239,881	238,990	235,587	241,585	233,322
Equity to assets ratio	13.05%	13.61%	13.76%	13.72%	13.82%	13.32%	13.96%
Loans to deposits ratio	84.63%	88.28%	90.79%	92.67%	93.39%	86.40%	93.20%

Asset Quality
Net charge-offs (recoveries)	$12	$(3)	95	18	8	9	218
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	3,338	3,365	3,718	4,110	3,876	3,338	3,876
Loans past due 90 days or more and still accruing	—	—	—	94	38	—	38
Total nonperforming loans	$3,338	$3,365	3,718	4,204	3,914	3,338	3,914

Net charge-offs to average loans	0.00%	0.00%	0.03%	0.01%	0.00%	0.00%	0.03%
Allowance for loan losses to total loans	0.43%	0.43%	0.44%	0.45%	0.38%	0.43%	0.38%
Nonperforming loans to total loans	0.25%	0.25%	0.29%	0.31%	0.29%	0.25%	0.29%
Nonperforming assets to total assets	0.18%	0.19%	0.21%	0.24%	0.23%	0.18%	0.23%

Assets Under Management
LCNB Corp. total assets	$1,856,670	$1,818,321	1,745,884	1,725,615	1,735,332
Trust and investments (fair value)	701,838	673,742	628,414	524,502	516,076
Mortgage loans serviced	126,924	127,290	137,188	120,546	100,189
Cash management	80,177	118,494	116,792	119,520	116,615
Brokerage accounts (fair value)	314,491	299,355	292,953	267,307	255,276
Total assets managed	$3,080,100	$3,037,202	2,921,231	2,757,490	2,723,488

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	June 30, 2021 (Unaudited)	December 31, 2020
ASSETS:
Cash and due from banks	$18,411	17,383
Interest-bearing demand deposits	4,498	14,347
Total cash and cash equivalents	22,909	31,730
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,488	2,389
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	310,515	209,471
Debt securities, held-to-maturity, at cost	24,242	24,810
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,312,113	1,293,693
Premises and equipment, net	35,356	35,376
Operating leases right of use asset	6,730	6,274
Goodwill	59,221	59,221
Core deposit and other intangibles	2,853	3,453
Bank owned life insurance	42,685	42,149
Interest receivable	8,395	8,337
Other assets	17,209	17,027
TOTAL ASSETS	$1,856,670	1,745,884

LIABILITIES:
Deposits:
Noninterest-bearing	$472,830	455,073
Interest-bearing	1,104,515	1,000,350
Total deposits	1,577,345	1,455,423
Long-term debt	15,000	22,000
Operating lease liabilities	6,846	6,371
Accrued interest and other liabilities	17,527	21,265
TOTAL LIABILITIES	1,616,718	1,505,059

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares –no par value, authorized 19,000,000 shares; issued 14,201,728 and 14,163,904 shares at June 30, 2021 and December 31, 2020, respectively; outstanding 12,634,845 and 12,858,325 shares at June 30, 2021 and December 31, 2020, respectively	142,791	142,443
Retained earnings	120,720	115,058
Treasury shares at cost, 1,566,883 and 1,305,579 shares at June 30, 2021 and December 31, 2020, respectively	(25,122)	(20,719)
Accumulated other comprehensive income, net of taxes	1,563	4,043
TOTAL SHAREHOLDERS' EQUITY	239,952	240,825
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,856,670	1,745,884

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
INTEREST INCOME:
Interest and fees on loans	$14,108	14,822	28,643	30,049
Dividends on equity securities with a readily determinable fair value	13	13	26	27
Dividends on equity securities without a readily determinable fair value	5	12	11	28
Interest on debt securities, taxable	905	667	1,623	1,617
Interest on debt securities, non-taxable	218	254	442	539
Other investments	180	189	219	253
TOTAL INTEREST INCOME	15,429	15,957	30,964	32,513
INTEREST EXPENSE:
Interest on deposits	945	1,732	1,973	3,849
Interest on short-term borrowings	1	—	2	7
Interest on long-term debt	114	227	248	481
TOTAL INTEREST EXPENSE	1,060	1,959	2,223	4,337
NET INTEREST INCOME	14,369	13,998	28,741	28,176
PROVISION (CREDIT) FOR LOAN LOSSES	(15)	16	(67)	1,189
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	14,384	13,982	28,808	26,987
NON-INTEREST INCOME:
Fiduciary income	1,735	1,201	3,264	2,304
Service charges and fees on deposit accounts	1,519	1,237	2,885	2,532
Net gains on sales of debt securities, available-for-sale	—	—	—	221
Bank owned life insurance income	269	287	536	888
Gains from sales of loans	151	317	194	437
Other operating income	640	277	900	776
TOTAL NON-INTEREST INCOME	4,314	3,319	7,779	7,158
NON-INTEREST EXPENSE:
Salaries and employee benefits	7,111	6,648	13,544	13,416
Equipment expenses	443	289	811	576
Occupancy expense, net	729	723	1,523	1,405
State financial institutions tax	437	420	881	856
Marketing	357	258	625	435
Amortization of intangibles	260	260	517	520
FDIC insurance premiums, net	123	31	236	30
Contracted services	623	475	1,163	877
Other non-interest expense	2,125	2,012	4,400	4,073
TOTAL NON-INTEREST EXPENSE	12,208	11,116	23,700	22,188
INCOME BEFORE INCOME TAXES	6,490	6,185	12,887	11,957
PROVISION FOR INCOME TAXES	1,200	1,128	2,357	1,874
NET INCOME	$5,290	5,057	10,530	10,083

Dividends declared per common share	$0.19	0.18	0.38	0.36
Earnings per common share:
Basic	0.41	0.39	0.82	0.78
Diluted	0.41	0.39	0.82	0.78
Weighted average common shares outstanding:
Basic	12,743,726	12,940,975	12,769,131	12,933,528
Diluted	12,743,726	12,941,001	12,769,146	12,934,158